MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND

                   Supplement dated November 5, 2001 to the
                      Prospectus dated November 29, 2000

     The section in the Prospectus of Merrill Lynch U.S. Government Mortgage Fund captioned "About the Portfolio Manager" appearing on page 8 is deleted in its entirety and amended as follows:

     The biography of Gregory Mark Maunz is deleted and the following biographies of Frank Viola and Teresa L. Giacino, who are primarily responsible for the day-to-day management of the Fund, are inserted below the heading. The section is retitled "About the Portfolio Management Team."

          Frank Viola is a Director of Merrill Lynch Investment Managers, L.P. and has been a Portfolio Manager thereof since 1997. Mr. Viola was the Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and a Vice President of Merrill Lynch Capital Markets from 1993 to 1996.

          Teresa L. Giacino has been a Vice President and Portfolio Manager of Merrill Lynch Investment Managers, L.P. since 1992.



















CODE:  10259-1100ALL